UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2015

EverBank Financial Corp

(Exact name of registrant as specified in its charter)

Delaware	001-35533	52-2024090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Riverside Ave., Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

904-281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))- 4 -

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2015, EverBank Financial Corp, a Delaware corporation (the “Company”) completed the public offering and sale of $175.0 million aggregate principal amount of its 5.75% subordinated notes due 2025 (the “Notes”). The Notes were sold pursuant to an underwriting agreement, dated June 26, 2015 (the “Underwriting Agreement”), by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and UBS Securities LLC, as representatives of the underwriters named therein. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, and customary conditions to closing, obligations of the parties and termination provisions. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Notes have been registered with the Securities and Exchange Commission pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-205243) under the Securities Act of 1933, as amended, which was filed and automatically became effective on June 26, 2015.

The Notes were issued pursuant to the Indenture, dated as of June 30, 2015 (the “Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), and the First Supplemental Indenture relating to the Notes, dated as of June 30, 2015 (the “First Supplemental Indenture”), entered into between the Company and the Trustee. The Indenture, as amended and supplemented by the First Supplemental Indenture, governs the terms of the Notes and provides that the Notes are unsecured, subordinated debt obligations of the Company and will mature on July 2, 2025. The interest on the Notes is payable semi-annually on January 2 and July 2 of each year, commencing on January 2, 2016. The foregoing descriptions are qualified in their entirety by reference to the Indenture, the First Supplemental Indenture and the Global Note, copies of which are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture, the First Supplemental Indenture and the Notes is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 26, 2015, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and UBS Securities LLC, as representatives of the underwriters named therein.

4.1	Indenture, dated as of June 30, 2015, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of June 30, 2015, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.3	Global Note, dated as of June 30, 2015, representing $175,000,000 5.75% Subordinated Notes due 2025.

5.1	Opinion of Alston & Bird LLP regarding the legality of the Notes.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EverBank Financial Corp

By:	/s/ Jean-Marc Corredor
Name: Jean-Marc Corredor
Title: Senior Vice President, Associate General Counsel and Assistant Secretary

Dated: June 30, 2015

EXHIBIT LIST

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 26, 2015, by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and UBS Securities LLC, as representatives of the underwriters named therein.

4.1	Indenture, dated as of June 30, 2015, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.2	First Supplemental Indenture, dated as of June 30, 2015, by and between the Company and Wells Fargo Bank, N.A., as Trustee.

4.3	Global Note, dated as of June 30, 2015, representing $175,000,000 5.75% Subordinated Notes due 2025.

5.1	Opinion of Alston & Bird LLP regarding the legality of the Notes.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1 filed herewith).